UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. ___)
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☐	Soliciting Material Pursuant to §240.14a-12

Abington Bancorp, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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April 16, 2010
Dear Shareholder:
You are cordially invited to attend the Annual Meeting of Shareholders of Abington Bancorp, Inc. The meeting will be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania 19006, on Wednesday, May 19, 2010 at 10:30 a.m., Eastern Daylight Time.
At the Annual Meeting, you will be asked to elect two directors for a three-year term and ratify the appointment of ParenteBeard LLC as our independent registered public accounting firm for the year ending December 31, 2010. Each of these matters is more fully described in the accompanying materials.
It is very important that you be represented at the Annual Meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to vote your proxy today, even if you plan to attend the Annual Meeting. This will not prevent you from voting in person at the Annual Meeting, but will ensure that your vote is counted if you are unable to attend.
Your continued support of Abington Bancorp, Inc. is sincerely appreciated.

Very truly yours,

Robert W. White
Chairman, President and Chief Executive Officer

ABINGTON BANCORP, INC.
180 Old York Road
Jenkintown, Pennsylvania 19046
(215) 886-8280
NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME	10:30 a.m., Eastern Daylight Time, Wednesday, May 19, 2010

PLACE	Huntingdon Valley Country Club
2295 Country Club Drive
Huntingdon Valley, Pennsylvania

ITEMS OF BUSINESS	(1) To elect two directors for a three-year term expiring in 2013 and until their successors are elected and qualified;

(2) To ratify the appointment of ParenteBeard LLC as our independent registered public accounting firm for the year ending December 31, 2010; and

(3) To transact such other business, as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

RECORD DATE	Holders of Abington Bancorp common stock of record at the close of business on April 2, 2010 are entitled to vote at the meeting.

ANNUAL REPORT	Our 2009 Annual Report to Shareholders is enclosed but is not a part of the proxy solicitation materials.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares over the Internet, by telephone or by completing and returning the proxy card sent to you. Voting instructions are printed on the proxy card or voting instruction card you received. You can revoke a proxy at any time prior to its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Frank Kovalcheck
Corporate Secretary
Jenkintown, Pennsylvania
April 16, 2010

ANNUAL MEETING DIRECTIONS

From Points South:	From Points North:
Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-611 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

ABINGTON BANCORP, INC.
PROXY STATEMENT
ABOUT THE ANNUAL MEETING OF SHAREHOLDERS
We are furnishing this proxy statement to holders of common stock of Abington Bancorp, Inc., the holding company of Abington Bank. We are soliciting proxies on behalf of our Board of Directors to be used at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Wednesday, May 19, 2010 at 10:30 a.m., Eastern Daylight Time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Shareholders. This proxy statement is first being mailed to shareholders on or about April 16, 2010.
Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 19, 2010. This proxy statement and our 2009 Annual Report are available on our website at www.abingtonbank.com under “Investor Relations.”
What is the purpose of the Annual Meeting?
At our Annual Meeting, shareholders will act upon the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Abington Bancorp and respond to questions from shareholders.
Who is entitled to vote?
Only our shareholders of record as of the close of business on the record date for the meeting, April 2, 2010, are entitled to vote at the meeting. On the record date, we had 20,849,722 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.
What are the Board of Directors’ recommendations?
The recommendations of the Board of Directors are set forth under the description of each proposal in this proxy statement. In summary, the Board of Directors recommends that you vote FOR the nominees for director described herein and FOR ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the year ending December 31, 2010.
The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the Board of Directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment of the Annual Meeting and will not be used for any other meeting.

What vote is required to approve each item?
The election of directors will be determined by a plurality of the votes cast at the Annual Meeting. The two nominees for director receiving the most “for” votes will be elected. The ratification of the appointment of our independent registered public accounting firm will require the affirmative vote of a majority of the votes cast on the proposal.
Under the Pennsylvania Business Corporation Law, an abstention or broker non-vote is not counted as a vote cast and accordingly, will have no effect on the vote to elect directors or ratify the appointment of our independent registered public accounting firm.
What constitutes a quorum?
The presence at the meeting, in person or by proxy, of the holders of a majority of votes that all shareholders are entitled to cast on a particular matter will constitute a quorum. Proxies received but marked as abstentions will be included in the calculation of the number of votes considered to be present at the meeting.
How do I submit my proxy?
After you have carefully read this proxy statement, the procedures for voting your shares are as follows:
Shareholders of Record. If you are a shareholder of record, meaning our shares are registered in your name, there are four methods by which you may vote your proxy at the Annual Meeting:
•	Telephone: To vote by telephone, follow the instructions printed on the proxy card sent to you. If you submit your voting instructions by telephone, you do not have to mail in a proxy card.
•	Internet: To vote by Internet, follow the instructions printed on the proxy card sent to you. If you vote over the Internet, you do not have to mail a proxy card.
•	Mail: To vote by mail, complete, sign and date a proxy card and return it promptly in the postage paid envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
•	In Person: To vote in person, attend the Annual Meeting. You will be given a ballot at the Annual Meeting.
Beneficial Owners Whose Shares are Held at a Broker, Bank or Other Agent. If you are a beneficial owner of shares held in the name of your broker, bank or other agent, you should have received voting instructions from that organization rather than from Abington Bancorp. You may vote by mail, telephone or over the Internet as instructed by your broker, bank or agent. To vote in person at the Annual Meeting, you must obtain a valid legal proxy from your broker, bank or other agent.
Whether or not you plan to attend the meeting, we urge you to vote promptly to ensure your vote is counted. We encourage you to vote by telephone or the Internet, both of which are convenient, cost-effective, and reliable alternatives to returning a proxy or voting instruction card by mail. Please choose only one method to cast your vote.

Can I attend the meeting and vote my shares in person?
Yes. All shareholders are invited to attend the Annual Meeting. Shareholders of record can vote in person at the Annual Meeting. If your shares are held in “street” name, then you are not the shareholder of record and you must ask your broker or other nominee how you can vote at the Annual Meeting.
If my shares are held in “street name” by my broker, could my broker automatically vote my shares?
Your broker may not vote on the election of directors if you do not furnish instructions for such proposal. You should use the voting instruction card provided by the institution that holds your shares to instruct your broker to vote your shares or else your shares may be considered “broker non-votes.”
Broker non-votes are shares held by brokers or nominees as to which voting instructions have not been received from the beneficial owners or the persons entitled to vote those shares and the broker or nominee does not have the discretionary voting power under rules applicable to broker-dealers. Under these rules, the proposal to elect directors is not an item on which brokerage firms may vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Your broker may vote in its discretion on the ratification of the appointment of our independent registered public accounting firm if you do not furnish instructions.
Can I change my vote or revoke my proxy?
Yes. If you are a shareholder of record, there are three ways you can change your vote or revoke your proxy after you have voted.
•	First, you may submit a new proxy via the Internet, by telephone or by sending a proxy card by mail. Any earlier proxies will be revoked automatically.
•	Second, you may send a written notice to our Corporate Secretary, Mr. Frank Kovalcheck, Abington Bancorp, Inc., 180 Old York Road, Jenkintown, Pennsylvania 19046, stating that you would like to revoke your proxy.
•	Third, you may attend the Annual Meeting and vote in person. Any earlier proxy will be revoked. However, attending the Annual Meeting without voting in person will not revoke your proxy.
If your shares are held in “street” name and you have instructed a broker or other nominee to vote your shares, you must follow directions from your broker or other nominee to change your vote.

INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTOR, CONTINUING
DIRECTORS AND EXECUTIVE OFFICERS
Election of Directors (Proposal One)
Our Articles of Incorporation provide that the Board of Directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our shareholders for staggered terms and until their successors are elected and qualified. No director is related to any other director or executive officer by blood, marriage or adoption.
At this Annual Meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2013 and until their successors are elected and qualified. Shareholders of Abington Bancorp are not permitted to use cumulative voting for the election of directors. Our Nominating and Corporate Governance Committee recommended the nomination of Messrs. Sandoski and Wilson to the class of directors whose term expires in 2013. Mr. Wilson currently serves as a director of Abington Bancorp and Abington Bank. Mr. Sandoski was nominated by the Board of Directors to fill the vacancy in the class of directors whose term expires in 2013 due to the ineligibility of our director, Joseph B. McHugh, for reelection under the age limitation provisions of our Bylaws.
Unless otherwise directed, each proxy executed and returned by a shareholder will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the Annual Meeting, the proxies will nominate and vote for any replacement nominee or nominees recommended by our Board of Directors. At this time, the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.
The following tables present information concerning the nominees for director and each director whose term continues, all of whom also serve as directors of Abington Bank. Ages are reflected as of April 2, 2010. Where applicable, service as a director includes service as a director of Abington Bank.
Nominees for Director for a Three-Year Term Expiring in 2013

Age and Principal Occupation During the Past Five Years/
Name	Public Directorships

Jack J. Sandoski, CPA	Director nominee. Senior Vice President and Chief Financial Officer of Abington Bancorp since June 2004; Senior Vice President of Abington Bank since 1997 and Chief Financial Officer and Treasurer since 1988. Age 66.

As a certified public accountant, Mr. Sandoski brings a wealth of financial expertise to the Board. Mr. Sandoski has gained valuable banking and institutional knowledge from his years of service as our Chief Financial Officer.

G. Price Wilson, Jr.	Partner, Quinn & Wilson, Inc., Realtors in Abington, Pennsylvania. Age 67. Director since 2006.

Mr. Wilson possesses a vast amount of knowledge regarding the real estate market through his more than 40 years of experience in the residential and commercial real estate market in the greater Philadelphia area.
The Board of Directors recommends that you vote FOR election of the nominees for director.

Members of the Board of Directors Continuing in Office
Directors Whose Term Expires in 2011

Age and Principal Occupation During the Past Five Years/
Name	Public Directorships

Douglas S. Callantine	President of Grosvenor Investment Management US, Inc., a privately owned property group, since 2006, following Grosvenor’s acquisition of Legg Mason Real Estate Services, where he had been President since 1987. Age 58. Director since 2007.

Mr. Callantine brings a wealth of real estate management and investment expertise to the Board from his service with an international property development and investment group and his prior service as President of Legg Mason Real Estate Services for nearly 20 years.

Jane Margraff Kieser	Retired. Formerly, Senior Vice President, Operations and Human Resources, Abington Bank from 1980 to December 2001. Age 74. Director since 2002.

Ms. Kieser brings valuable banking and institutional knowledge to the Board having served as our Senior Vice President of Operation and Human Resources for more than 20 years.

Robert W. White	Chairman of the Board, President and Chief Executive Officer of Abington Bancorp since June 2004; Chairman of the Board and Chief Executive Officer of Abington Bank since 1994 and President since 1991. Age 65. Director since 1977.

Mr. White brings valuable insight and knowledge to the Board of Abington Bancorp due to his service as its President and Chief Executive Officer and as the longest serving member of the Board since 1977. Mr. White also has gained valuable banking and institutional knowledge from his years of service in the financial institutions industry and his long-standing ties to the local business and legal community in the greater Philadelphia area.
Directors Whose Term Expires in 2012

Age and Principal Occupation During the Past Five Years/
Name	Public Directorships

Michael F. Czerwonka, III, CPA	Partner, Fitzpatrick & Czerwonka, Certified Public Accountants, Abington, Pennsylvania, since 1988 and Treasurer of Abington School District, Abington, Pennsylvania from July, 2004 to June, 2005. Mr. Czerwonka is a member of the American Institute of Certified Public Accountants and the Pennsylvania Institute of Certified Public Accountants. Age 56.

As a certified public accountant, Mr. Czerwonka brings a wealth of financial expertise and practical knowledge to the Board. Mr. Czerwonka owns and oversees a professional accounting firm and has extensive knowledge of Abington Bank through his tenure as a director since 1998.

Robert J. Pannepacker, Sr.	President, Penny’s Flowers, a florist in Glenside, Pennsylvania since 1966. Age 61.

Mr. Pannepacker brings significant business and management expertise to the Board as the President and owner of a family operated business serving the greater Philadelphia area. Mr. Pannepacker has extensive knowledge of Abington Bank through his tenure as a director since 1991.

Executive Officers Who Are Not Directors
Set forth below is information regarding individuals currently serving as executive officers of Abington Bancorp and Abington Bank who do not also serve as directors. Ages are as of April 2, 2010.

Name	Age and Principal Occupation During the Past Five Years

Frank Kovalcheck	Senior Vice President and Secretary of Abington Bancorp and Abington Bank since October 1, 2008; previously, Senior Vice President of Abington Bancorp since June 2004 and Senior Vice President of Abington Bank since June 2001; prior thereto, Senior Vice President and Assistant Secretary, First Federal Savings and Loan Association of Bucks County, Bristol, Pennsylvania from 1976 to 2001. Age 52.

Eric L. Golden, CPA	Vice President and Controller of Abington Bancorp since April 2006; Assistant Vice President and Assistant Controller of Abington Bancorp from July 2004 to April 2006; previously, senior accountant, Deloitte & Touche LLP. Age 35.

Thomas J. Wasekanes	Senior Vice President of Abington Bancorp and Senior Vice President and Chief Lending Officer of Abington Bank since August 2008; previously, Vice President Mortgage Lending of Abington Bank since 1988. Age 53.
In accordance with Abington Bancorp’s Bylaws, our executive officers are elected annually and hold office until their respective successors have been elected and qualified or until death, resignation or removal by the Board of Directors.
Director Compensation
Directors of Abington Bancorp are not compensated separately by Abington Bancorp. All of our directors also serve as directors of Abington Bank and our non-employee directors are compensated by Abington Bank for such service. Messrs. White and Sandoski do not receive compensation for service on the Board.
Members of Abington Bank’s Board of Directors received $1,200 per meeting attended and a $12,000 annual retainer for 2009. Members of the Audit Committee received $500 per meeting, with the Chair receiving $900 per meeting. The members of the Compensation and Nominating and Corporate Governance Committees received $400 per meeting, with the Chair receiving $500. Such fees were paid only if the meetings were attended. Board fees are subject to periodic adjustment by the Board of Directors.
We maintain a Deferred Compensation Plan for our Board of Directors whereby non-employee directors may elect to defer a portion of their board fees until the earlier of retirement, termination of service, death or disability, each as defined in the Deferred Compensation Plan. The participants’ accounts are invested in cash unless they elect to invest all or a portion of their accounts in stock units representing an equal number of shares of Abington Bancorp common stock. Payments upon retirement, termination of service or disability will be made, at the election of the participant, in a lump sum or monthly installments over a period not to exceed fifteen years. Upon death of a participant prior to termination of service, payments are made to his or her beneficiary in a lump sum. We also maintain a Board Retirement Plan. Pursuant to the Board’s Retirement Plan, upon retirement after reaching age 75, non-employee directors will receive an annual benefit equal to 75% of the director fees paid in the year of retirement for a period of 10 years. If a director dies while serving as a director and prior to reaching age 75, his or her beneficiary will receive the present value of the director’s accrued retirement benefit in a lump sum.

Director Compensation Table. The table below summarizes the total compensation paid to our non-employee directors for the year ended December 31, 2009.

					Change in Pension
	Fees				Value and Nonqualified
	Earned				Deferred	All Other
	or Paid		Stock	Option	Compensation	Compen-
Name	in Cash		Awards(1)	Awards(1)	Earnings(2)	sation(3)	Total
Douglas S. Callantine	$26,800	(2)	$—	$—	$25,870	$1,213	$53,883
Michael F. Czerwonka, III	30,000		—	—	9,765	4,174	43,939
Jane Margraff Kieser	26,800		—	—	14,272	4,174	45,246
Joseph B. McHugh	27,900		—	—	21,478	4,174	53,552
Robert J. Pannepacker, Sr.	27,200		—	—	16,603	4,174	47,977
G. Price Wilson, Jr.	28,400		—	—	16,118	1,213	45,731

(1)	At December 31, 2009, each non-employee director held the following amount of unvested stock awards under our 2005 and 2007 Recognition and Retention Plans and outstanding options under our 2005 and 2007 Stock Option Plans:

Name	Unvested Stock Awards	Option Awards
Douglas S. Callantine	20,000	12,000
Michael F. Czerwonka, III	23,840	50,400
Jane Margraff Kieser	23,840	50,400
Joseph B. McHugh	23,840	50,400
Robert J. Pannepacker, Sr.	23,840	50,400
G. Price Wilson, Jr.	20,000	15,840

(2)	Our non-employee directors participate in the board of directors deferred compensation plan and board retirement plan. In addition, Ms. Margraff Kieser maintains an account in the executive deferred compensation plan with respect to amounts deferred while she served as an executive officer. The amounts represent the changes in the actuarial present value of accumulated pension benefits under the retirement plan. There are no above-market or preferential earnings paid on the accounts under the deferred compensation plan. Mr. Callantine deferred all of his board fees in 2009 to the deferred compensation plan.

(3)	Consists of dividends paid on shares awarded pursuant to our Recognition and Retention Plans that vested during 2009.
Committees and Meetings of the Board of Directors
During the year ended December 31, 2009, the Board of Directors of Abington Bancorp met 12 times. No director of Abington Bancorp attended fewer than 75% of the aggregate of the total number of Board meetings held during the period for which he/she has served as a director and the total number of meetings held by all committees of the Board on which he/she served. A majority of our directors are independent directors as defined in the Nasdaq listing standards. The Board of Directors has determined that Messrs. Callantine, Czerwonka, McHugh, Pannepacker and Wilson and Ms. Margraff Kieser are independent directors. Members of the Board also serve on committees of Abington Bank.
Membership on Certain Board Committees. The Board of Directors of Abington Bancorp has established an Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Nominating
and Corporate
Directors	Audit	Compensation	Governance
Douglas S. Callantine		*	*
Michael F. Czerwonka, III	**
Jane Margraff Kieser		*	*
Joseph B. McHugh	*
Robert J. Pannepacker, Sr.	*	**	**
G. Price Wilson, Jr.	*

*	Member.

**	Chair.

Audit Committee. The Audit Committee reviews with management and our independent registered public accounting firm Abington Bancorp’s systems of internal controls, reviews our annual financial statements, including the Form 10-K and monitors Abington Bancorp’s adherence to generally accepted accounting principles in our in accounting and financial reporting. The Audit Committee is currently comprised of four directors, all of whom are independent directors as defined in the Nasdaq’s listing standards. Mr. Czerwonka, a certified public accountant and partner in the accounting firm of Fitzpatrick & Czerwonka, has been designated as our Audit Committee Financial Expert by the Board of Directors. The Audit Committee of Abington Bancorp met eight times in 2009. The committee’s charter is available on our website at www.abingtonbank.com under the Investor Relations heading.
Nominating and Corporate Governance Committee. It is the responsibility of the Nominating and Corporate Governance Committee to, among other functions, nominate directors for election at the Annual Meeting. The Nominating and Corporate Governance Committee met once in 2009 to consider director nominations and recommended nominees to the full Board of Directors for the 2009 Annual Meeting. The Nominating and Corporate Governance Committee members are independent directors, as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.abingtonbank.com under the Investor Relations heading.
Compensation Committee. It is the responsibility of the Compensation Committee of Abington Bancorp to set the compensation of Abington Bancorp’s Chief Executive Officer and Chief Financial Officer as well as the other named executive officers. The Compensation Committee of Abington Bancorp met once in fiscal 2009. Each of the members of the Compensation Committee is an independent director as defined in the Nasdaq listing standards. The committee’s charter is available on our website at www.abingtonbank.com under the Investor Relations heading.
Board Leadership Structure
Our Board of Directors is led by a Chairman selected by the Board from time to time. Presently, Mr. White, our President and Chief Executive Officer also serves as Chairman of the Board. Other than Mr. White and Mr. Sandoski, our Chief Financial Officer, all of our other directors are independent. The Board has determined that selecting our Chief Executive Officer as Chairman is in our best interests because it promotes unity of vision for the leadership of Abington Bancorp and avoids potential conflicts among directors. In addition, the Chief Executive Officer is the director most familiar with our business and operations and is best situated to lead discussions on important matters affecting the business of Abington Bancorp. By combining the Chief Executive Officer and Chairman positions there is a firm link between management and the Board which promotes the development and implementation of our corporate strategy.
The Board is aware of the potential conflicts that may arise when an insider chairs the Board, but believes these are limited by existing safeguards which include regular meetings of the independent directors in executive session without the presence of insiders, the fact that management compensation is determined by a committee of independent directors who make extensive use of peer surveys and the fact that as a financial institution holding company, much of our operations are highly regulated.
Board’s Role in Risk Oversight
Risk is inherent with every business, particularly financial institutions. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputational risk. Management is responsible for the day-to-day management of the risks Abington Bancorp faces, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors ensures that the risk management processes designed and implemented by management are adequate and functioning as designed.

As part of our management of interest rate risk and credit risk Abington Bank has established an Asset/Liability Committee, Investment Committee, Consumer Loan Committee and Commercial Loan Committee comprised of members of our senior management. Our President and Chief Executive Officer, three Senior Vice Presidents, our Vice President of Commercial Lending and our Controller are members of the Asset/Liability Committee which is responsible for reviewing our asset/liability policies and interest rate risk position. Our investment policy designates our President and three Senior Vice Presidents as the Investment Committee. The Investment Committee is authorized by the Board to make investments consistent with our investment policy. The Board of Directors reviews all investment activity on a monthly basis. Our loan policy generally requires that all loans up to $2.0 million must be approved by either the Consumer Loan Committee or Commercial Loan Committee. Our President, Senior Vice President of Lending and certain other officers serve on the Consumer and Commercial Loan Committees. All loans are reported to the full Board of Directors on a monthly basis. Loans exceeding $2.0 million, including loans to one borrower that exceed $2.0 million, must be approved by the full Board of Directors.
Directors’ Attendance at Annual Meetings
Although we do not have a formal policy regarding attendance by members of the Board of Directors at annual meetings of shareholders, we expect that our directors will attend. Six of our seven directors attended the 2009 Annual Meeting of Shareholders of Abington Bancorp.
Director Nominations
The Charter of the Nominating and Corporate Governance Committee sets forth certain criteria that the committee may consider when recommending individuals for nomination to the Board including:
•	ensuring that the Board of Directors, as a whole, is diverse by considering:
•	individuals with various and relevant career experience;
•	relevant technical skills;
•	industry knowledge and experience;
•	financial expertise (including expertise that could qualify a director as a “financial expert,” as that term is defined by the rules of the SEC); and
•	local or community ties, and
•	minimum individual qualifications, including:
•	strength of character;
•	mature judgment;
•	familiarity with our business and industry;
•	independence of thought; and
•	an ability to work collegially.
The committee also may consider the extent to which the candidate would fill a present need on the Board of Directors. In addition, our Bylaws provide that no person 75 years of age or older is eligible for nomination to the Board of Directors. The Nominating and Corporate Governance Committee will also consider candidates for director suggested by other directors, as well as our management and shareholders. Any shareholder wishing to make a nomination must follow our procedures for shareholder nominations, which are described under “Shareholder Proposals, Nominations and Communications with the Board of Directors” at page 28.

Code of Conduct and Ethics
Abington Bancorp maintains a comprehensive Code of Conduct and Ethics which covers all directors, officers and employees of Abington Bancorp and its subsidiaries. The Code of Conduct and Ethics requires that our directors, officers and employees avoid conflicts of interest; maintain the confidentiality of information relating to Abington Bancorp and its customers; engage in transactions in the common stock only in compliance with applicable laws and regulations and the requirements set forth in the Code of Conduct and Ethics; and comply with other requirements which are intended to ensure that they conduct business in an honest and ethical manner and otherwise act with integrity and in the best interest of Abington Bancorp. Our Code of Conduct and Ethics specifically imposes standards of conduct on our chief executive officer, chief financial officer, principal accounting officer and other persons with financial reporting responsibilities who are identified in regulations issued by the SEC dealing with corporate codes of conduct.
Our directors, officers and employees are required to affirm in writing that they have reviewed and understand the Code of Conduct and Ethics. A copy of our Code of Conduct and Ethics is available on our website at www.abingtonbank.com under the Investor Relations heading. In accordance with the listing requirements of The Nasdaq Stock Market, we will disclose on the SEC’s Form 8-K, the nature of any amendments to this Code of Conduct and Ethics (other than technical, administrative, or other non-substantive amendments), our approval of any material departure from a provision of this Code of Conduct and Ethics, and our failure to take action within a reasonable period of time regarding any material departure from a provision of this Code of Conduct and Ethics that has been made known to any of our executive officers.
MANAGEMENT COMPENSATION
Compensation Discussion and Analysis
Overview. Our executive compensation program is designed to provide incentives to our executive officers to effectively lead and manage our business to achieve our corporate goals. Because the compensation of our executive officers plays an integral role in the successful operation of Abington Bancorp, our compensation programs are designed to attract, retain, and motivate qualified, effective executives and professionals. Decisions regarding executive compensation are made by our Compensation Committee, which reviews a number of factors, including performance of the individual executive officers, the performance of Abington Bancorp as well as publicly available compensation surveys for comparable companies. As of December 31, 2009, the members of our Compensation Committee were Ms. Margraff Kieser and Messrs. Callantine and Pannepacker, who is Chairman. In this compensation discussion and analysis, our chief executive officer, our chief financial officer and three other executive officers during 2009 are referred to collectively as our “named executive officers.”
During the year ended December 31, 2009, we compensated our named executive officers with a combination of base salary, equity compensation and participation in benefit plans at levels that we believed were comparable to other financial institution peers of similar size within our region. In addition to salaries, the primary benefit plans made available to our named executive officers include our employee stock ownership plan, 2005 Stock Option Plan, 2005 Recognition and Retention Plan, 2007 Stock Option Plan, 2007 Recognition and Retention Plan, 401(k) Plan, our frozen deferred compensation plan, supplemental executive retirement plan and split-dollar life insurance. Our compensation plans have been developed by our Board of Directors and the Compensation Committee with the assistance of our management. Historically, the Compensation Committee has conducted an analysis of our compensation levels based on its review of various publicly available surveys or reports to assist in setting appropriate levels of compensation for our named executive officers.

In the future, we may determine to engage the service of a compensation consultant to review our policies and procedures with respect to executive compensation, or conduct annual benchmark reviews of our executive compensation. Executive compensation consultants were not used in 2009 and neither the Board of Directors nor Compensation Committee has specific plans to do so at this time.
We offer various fringe benefits to all of our employees, including our executive officers, on a non-discriminatory basis, including group policies for medical, dental, life, disability and accidental death insurance. Our President and Chief Executive Officer receives an automobile allowance and country club dues. The Compensation Committee believes that such additional benefits are appropriate and assist Mr. White in fulfilling his employment obligations as chief executive officer. No such perquisites are provided to the other executive officers of Abington Bancorp.
Objectives of Our Compensation Programs. The primary objectives of our executive compensation policies and programs are to attract, retain and motivate talented and qualified individuals to manage and lead our company, which we believe will promote our corporate growth strategy and enhance long-term shareholder value. We focus on determining appropriate compensation levels that will enable the organization to meet the following objectives:
•	To attract, retain and motivate an experienced, competent executive management team;
•	To reward the executive management team for the enhancement of shareholder value based on our annual earnings performance and the market price of our stock;
•	To ensure that compensation rewards are adequately balanced between short-term and long-term considerations so as not to expose Abington Bancorp to undue financial risk;
•	To encourage ownership of our common stock through grants of stock options and restricted stock awards to bank management; and
•	To maintain compensation levels that are competitive with other financial institutions particularly those of executive officers at peer institutions based on asset size and market area.
Elements of Executive Compensation
Base Salary. For 2009, the Compensation Committee determined the base salaries of Messrs. White, Sandoski, Kovalcheck, Wasekanes and Golden and submitted such determination to the full board of directors for review. Mr. White, the only named executive officer who was also a member of the Board in 2009, did not participate in discussions regarding his own compensation. In setting base salary, the Compensation Committee conducted a review of external competitiveness based on publicly available salary surveys produced by American Bankers Association (ABA) and L. R. Webber. The ABA is a national bank trade organization and their survey lists various job titles by asset size of the bank and the geographic region in which the bank operates. The L. R. Webber survey is for Pennsylvania banks and also provides information based on the institution’s asset size and geographic region within the state. Generally, the peer groups consisted of financial institutions within an asset range of $1 billion to $2.9 billion in the mid-Atlantic region.

In determining base salary for 2009, the Compensation Committee considered the overall financial performance of Abington Bancorp, the individual’s contribution to the attainment of our internal budget, growth in market share, leadership, complexity of position, expense containment, asset quality and Abington Bank’s ratings with our banking regulators, however, no particular weight is given to any single factor. The base salaries for Messrs White, Sandoski, Kovalcheck, Wasekanes and Golden were $313,000, $157,000, $137,000, $121,000 and $87,500 respectively for 2009, increases of 2.9%, 2.9%, 3.0%, 19.3% and 2.9% respectively, compared to 2008 salaries. For Mr. Wasekanes, the 19.3% increase in base salary was reflective of his promotion and increased responsibilities beginning in September, 2008. The Compensation Committee believes that the base salaries paid to each member of the senior management team is commensurate with their duties, performance and range for the industry compared with financial institutions of similar size within our region.
Incentive/Bonus Compensation. It has been the practice of the Compensation Committee to allocate annual bonuses for the named executive officers from a bonus pool determined by the Board of Directors that is based on a percentage of net profit for the year. By utilizing a calculation of cash bonus as a percentage of net profit, the Compensation Committee believes this component of executive compensation properly focuses management on the attainment of Abington Bancorp’s short term performance. Due to Abington Bancorp’s net loss for 2009, no bonuses were paid to the named executive officers in 2009. The Compensation Committee believes that, while an extraordinary economic environment existed in 2009, it would imprudent to pay bonuses to the named executive officers in light of the net loss.
Equity Compensation. The Compensation Committee uses the award of stock options and recognition and retention plan shares to align the interests of the named executive officers with those of Abington Bancorp’s shareholders. At the annual meeting of shareholders in 2005, shareholders approved our 2005 Stock Option Plan and 2005 Recognition and Retention Plan. Messrs. White, Sandoski, Kovalcheck, Wasekanes and Golden received awards from the Compensation Committee under those plans during 2005 which are vesting at a rate of 20% per year over five years. See “Management — Outstanding Equity Awards at Fiscal Year End.” Additional stock option awards were granted to Messrs. Wasekanes and Golden under the 2005 Stock Option Plan during 2006 and 2007. Mr. Wasekanes was granted additional stock options in 2008 and additional recognition and retention plan shares in 2008 and 2009 due to his promotion. At a special meeting of shareholders in January, 2008, shareholders approved the 2007 Stock Option Plan and 2007 Recognition and Retention Plan. In January 2008, the Compensation Committee subsequently granted additional stock option and restricted share awards to directors and executive management under the 2007 Stock Option Plan and 2007 Recognition and Retention Plan which are vesting at a rate of 20% per year over five years. The following compensation tables only include awards through December 31, 2009. The Compensation Committee believes that the five-year vesting of stock options and recognition and retention plan awards will focus senior management on long term performance and stock appreciation. Vesting at a rate over no less than five years was mandated under the federal banking regulations applicable as a result of our mutual holding company reorganization completed in 2005 and second step conversion completed in 2007 and facilitates our goal of retaining our experienced, effective management team.
Stock option awards have an exercise price equal to the fair market value of Abington Bancorp’s common stock on the date of the award. The Compensation Committee closely monitors the stock option awards to all employees and directors for their adherence to applicable accounting, tax and other regulatory requirements. No changes to the option awards or option exercise price have been made to any option granted under our stock option plan other than changes required due to the second step conversion completed in June, 2007. At such time, all outstanding shares of the former Abington Community Bancorp were exchanged for 1.6 shares of Abington Bancorp and all outstanding stock option awards were adjusted for the exchange ratio along with the exercise price. Restricted stock awards were also adjusted per the exchange ratio.

Information regarding the outstanding stock option grants and unvested recognition and retention plan awards is included in the section titled “Management — Outstanding Equity Awards at Fiscal Year End.”
Employment Agreements. Abington Bank has entered into employment agreements with each of the named executive officers. In August, 2009 Abington Bank entered into an employment agreement with Mr. Wasekanes. The contracts are reviewed annually by the Compensation Committee and the full board of directors. In November, 2007, the boards of directors of Abington Bancorp and Abington Bank approved the amendment and restatement of Abington Bank’s employment agreements with each of the named executive officers. For additional information regarding the terms of the employment agreements, see “Management — Employment Agreements.”
Benefit Plans. The Compensation Committee reviews annually the expense and appropriateness of all benefit plans for the named executive officers and all other employees. Our benefit plans include a supplemental executive retirement plan, 401(k) plan, deferred compensation plan, employee stock ownership plan, and other benefit plans such as medical, dental, life and disability insurance.
Abington Bank maintains a deferred compensation plan for the named executive officers, except for Mr. Wasekanes and Mr. Golden. As of January 1, 2005, Abington Bank no longer contributes to the deferred compensation plan. Plan balances remain on behalf of each of the participants for contributions prior to 2005, the majority of which are invested in Abington Bancorp common stock. The negative amounts reported as aggregate earnings in the table under “Management — Benefit Plans - Nonqualified Deferred Compensation” were primarily the result of the decrease in Abington Bancorp’s stock price during 2009.
The Compensation Committee also reviewed the existing supplemental executive retirement plan in 2009 and determined that no changes to the plan formula were necessary. The Compensation Committee believes that the supplemental executive retirement plan is a means to provide suitable, supplemental retirement benefits to senior management. The supplemental executive retirement plan provides the participants with a ten-year benefit upon retirement at age 65 or older in an amount equal to 50% of the executive’s average base compensation, as defined, for the highest three calendar years during the 10 years immediately preceding retirement. During 2009 Mr. Wasekanes was added as a participant to the supplemental executive retirement plan. Mr. Golden does not participate in this plan.
Abington Bank has purchased bank-owned life insurance and entered into endorsement split dollar insurance agreements with each of the named executive officers in consideration for termination of the named executive officers’ participation in the group life insurance benefits provided to other employees of Abington Bank. Bank-owned life insurance and the related split dollar life insurance arrangements are commonly utilized by financial institutions to provide a benefit to their executive officers while generating additional income and funding various other employee benefit programs. A description of the endorsement split dollar agreements is set forth under “Management — Benefit Plans — Endorsement Split Dollar Insurance Agreements.”

Summary Compensation Table
The table below summarizes the total compensation paid or earned by each of the named executive officers for the years ended December 31, 2009, 2008 and 2007. The dollar amounts for Stock Awards and Option Awards do not match the amounts reported in last year’s proxy statement due to the new reporting requirements adopted by the SEC in late 2009, which require the restatement of these amounts applying the new grant date fair value methodology.

						Change in
						Pension Value
						and Nonqualified	All
						Deferred	Other
				Stock	Option	Compensation	Compen-
Name and Principal Position	Year	Salary(1)	Bonus	Awards(2)	Awards(2)	Earnings(3)	sation(4)	Total

Robert W. White	2009	$313,000	$—	—	—	$209,208	$83,717	$605,925
Chairman of the Board, President and	2008	304,000	—	1,138,750	661,540	32,088	76,938	2,213,316
Chief Executive Officer	2007	295,000	93,500	—	—	96,216	75,321	560,037

Jack J. Sandoski	2009	157,000	—	—	—	57,542	29,086	243,628
Senior Vice President, Chief	2008	152,500	13,725	286,965	224,070	57,814	31,475	766,549
Financial Officer and Treasurer	2007	148,000	48,500	—	—	61,327	32,562	290,389

Frank Kovalcheck	2009	137,000	—	—	—	41,665	25,754	204,419
Senior Vice President and	2008	133,000	11,970	286,965	238,980	8,378	27,476	706,769
Corporate Secretary	2007	129,000	42,500	—	—	13,616	27,202	212,318

Thomas J. Wasekanes	2009	121,000	—	33,600	—	19,864	19,442	193,906
Senior Vice President and Chief	2008	101,375	9,123	140,290	84,211	—	19,723	354,722
Lending Officer (since August 2008)

Eric L. Golden	2009	87,500	—	—	—	—	13,271	100,771
Vice President and Controller	2008	85,000	7,650	63,770	25,236	—	15,749	133,635
	2007	80,706	10,000	—	5,597	—	16,504	112,807

(1)	Amounts disclosed in this column include contributions by the named executive officer to the Abington Bank 401(k) plan.

(2)	Reflects the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 with respect to restricted stock awards and grants of stock options during the fiscal year. The fair value was estimated on the date of grant using the Black-Scholes Single Option Pricing Model with the following weighted average assumptions used.

	Year Ended December 31,
	2008	2007
Dividend yield	2.19%	1.87%
Expected volatility	23.27%	29.47%
Risk-free interest rate	3.30 – 3.49%	4.27%
Expected life of options	6 – 7 years	6 years

(3)	Messrs. White, Sandoski and Kovalcheck are participants in Abington Bank’s frozen executive deferred compensation plan and supplemental executive retirement plan (“SERP”). Mr. Wasekanes became a participant in the SERP in 2009. The amounts for Messrs. White, Sandoski, Kovalcheck and Wasekanes reflect increases in the actuarial present value of SERP benefits. There are no above-market or preferential earnings paid on the named executive officers’ accounts under the deferred compensation plan.

(4)	Includes employer matching contributions of $9,390, $4,710, $4,110, $3,630, and $2,187 allocated in 2009 to the accounts of Messrs. White, Sandoski, Kovalcheck, Wasekanes and Golden, respectively, under Abington Bank’s 401(k) plan and split-dollar life insurance premiums paid by Abington Bank of $700, $768, $296, $344 and $104 for Messrs. White, Sandoski, Kovalcheck, Wasekanes and Golden, respectively in fiscal 2009. Also includes the fair market value at December 31, 2009 of the shares of common stock allocated pursuant to the employee stock ownership plan in 2009, representing $27,725, $17,762, $15,502, $13,690 and $9,900 for each of Messrs. White, Sandoski, Kovalcheck, Wasekanes and Golden, respectively, and dividends paid on shares awarded pursuant to the Recognition and Retention Plans that vested during 2009. Includes $6,500 of country club dues and Abington Bank’s cost of providing an automobile of $16,064 for Mr. White in 2009. Mr. Wasekanes received $1,000 in 2009 for opting out of Abington Bank’s health insurance plan.

Grants of Plan-Based Awards
The following table provides information with respect to equity awards granted to Mr. Wasekanes during 2009 under our 2007 Recognition and Retention Plan. No other named executive officers received equity awards in 2009. Abington Bancorp and Abington Bank do not maintain a management incentive plan.

		All Other Stock Awards:	Grant Date Fair Value
	Grant	Number of Shares of	of Stock and Option
Name	Date	Stock or Units(1)	Awards(2)

Thomas J. Wasekanes	12/11/09	5,000	33,600

(1)	The shares of restricted stock become vested at the rate of 20% per year commencing on December 11, 2010. Dividends paid on the restricted stock will be paid to the recipient as the award vests.

(2)	The grant date fair value of the restricted stock award is computed in accordance with FASB ASC Topic 718 using the per share price of $6.72 on the date of grant.
Outstanding Equity Awards at Fiscal Year-End
The table below sets forth outstanding equity awards at December 31, 2009 to our named executive officers.

	Option Awards				Stock Awards
					Number of Shares	Market Value of
	Number of Securities Underlying			Option	or Units of Stock	Shares or Units of
	Unexercised Options(1)		Exercise	Expiration	That Have Not	Stock That Have
Name	Unexercisable	Exercisable	Price	Date	Vested	Not Vested
Robert W. White	56,160	224,640	$7.51	7/5/2015	122,400	$843,336
	248,000	62,000	9.11	1/30/2018
Jack J. Sandoski	18,720	74,880	7.51	7/5/2015	30,800	212,212
	84,000	21,000	9.11	1/30/2018
Frank Kovalcheck	18,720	74,880	7.51	7/5/2015	30,800	212,212
	84,000	21,000	9.11	1/30/2018
Thomas J. Wasekanes	1,392	5,568	7.51	7/5/2015	18,440	127,052
	640	960	10.18	11/17/2016
	1,200	800	9.63	8/22/2017
	9,600	2,400	9.11	1/30/2018
	20,000	5,000	9.63	8/25/2018
Eric L. Golden	640	2,560	7.51	7/5/2015	6,560	45,198
	640	960	10.18	11/17/2016
	1,200	800	9.63	8/22/2017
	9,600	2,400	9.11	1/30/2018

(1)	Stock options are vesting at a rate of 20% per year commencing on the first anniversary of the date of grant.
Option Exercises and Stock Vested
The table below sets forth the number of shares acquired and their value on the date of vesting pursuant to our Recognition and Retention Plans for the year ended December 31, 2009. None of our named executive officers exercised stock options during the fiscal year.

	Option Awards		Stock Awards
	Number of Shares	Value Realized	Number of Shares	Value Realized
Name	Acquired on Exercise	on Exercise	Acquired on Vesting	on Vesting
Robert W. White	—	$—	47,400	$353,210
Jack J. Sandoski	—	—	11,900	88,655
Frank Kovalcheck	—	—	11,900	88,655
Thomas J. Wasekanes	—	—	4,440	34,290
Eric L. Golden	—	—	2,360	17,454

Employment Agreements
Abington Bank and Abington Bancorp have entered into amended and restated employment agreements, dated as of November 28, 2007 with Robert W. White, Chairman of the Board, President and Chief Executive Officer, and Abington Bank has entered into employment agreements, dated as of November 28, 2007, with Frank Kovalcheck and Jack J. Sandoski, an employment agreement dated August 8, 2007, with Eric L. Golden, and an employment agreement dated August 25, 2009, with Thomas J. Wasekanes.
The amended and restated agreements between Abington Bank and Mr. White and Abington Bancorp and Mr. White are substantially similar, however, in order to comply with the policies of the Office of Thrift Supervision, certain payments otherwise payable under the amended and restated agreement with Abington Bank are reduced or “scaled back” if they would constitute a “parachute payment” pursuant to Section 280G of the Internal Revenue Code. In addition, the amended and restated agreements with Mr. White include the following provisions:
•	Salary and other compensation payable to Mr. White will be shared by Abington Bancorp and Abington Bank on a proportional basis.
•	In the event Mr. White’s employment is involuntarily terminated, other than for cause, disability, retirement or death, or by Mr. White for good reason, as defined, prior to a change in control, he will be entitled to a lump sum payment equal three times his current base salary plus highest bonus received in the prior three years, plus the continuation of certain employee benefits for a period up to the remaining term of the agreement.
•	In the event Mr. White’s employment is terminated concurrently with or within 12 months following a change in control, Mr. White will be entitled to a lump sum payment equal to 2.99 times his “base amount” as defined under Section 280G of the Internal Revenue Code, subject to reduction in the amended and restated agreement with Abington Bank, plus the continuation of certain employee benefits for up to three years. Under his agreement with Abington Bancorp, Abington Bancorp will reimburse Mr. White for any excise tax liability incurred pursuant to Sections 280G and 4999 of the Internal Revenue Code and for any additional taxes incurred as a result of such reimbursement.
•	In the event of Mr. White’s disability, he will be entitled to receive aggregate annual disability benefits at least equal to 60% of his then current salary through his 70th birthday.
•	A death benefit equal to three times Mr. White’s base salary.
•	The agreements contain non-competition and arbitration provisions substantially similar to those currently in place with Mr. White.
In addition, Abington Bank’s Amended and Restated Employment Agreements with Messrs. Sandoski, Kovalcheck, Wasekanes and Golden include the following provisions:
•	If the executive’s employment is terminated by Abington Bank, other than for cause, disability, retirement or death, or is terminated by the executive for good reason, as defined, prior to a change in control, the executive will be entitled to a lump sum payment equal to two times his current base salary (one times base salary in the case of Mr. Golden) and any bonus received in the prior year, plus continuation of certain employee benefits for up to two years.
•	If the executive’s employment is terminated concurrently with or within 12 months following a change in control, the executive will be entitled, with certain exceptions, to a lump sum payment equal to three times his current base salary (two times in the case of Mr. Golden) and bonus for the prior year plus continuation of certain employee benefits for up to three years, subject to reduction in the event such payments or benefits would constitute a “parachute payment” under Section 280G of the Internal Revenue Code.

Although the above-described employment agreements could increase the cost of any acquisition of control of Abington Bancorp, we do not believe that the terms thereof would have a significant anti-takeover effect.
Potential Payments Upon Termination of Employment or Change in Control
The tables below reflect the amount of compensation to each of the named executive officers of Abington Bancorp and Abington Bank in the event of termination of such executive’s employment. The amount of compensation payable to each named executive officer upon voluntary termination, early retirement, involuntary not-for-cause termination, termination following a change in control and in the event of disability or death of the executive is shown below. The amounts shown assume that such termination was effective as of December 31, 2009, and thus includes amounts earned through such time and are estimates of the amounts which would be paid out to the executives upon their termination. The actual amounts to be paid out can only be determined at the time of such executive’s separation from Abington Bancorp and Abington Bank.
Robert W. White. The following table shows the potential payments upon termination of employment or a change in control of Abington Bancorp or Abington Bank to Robert W. White, our President and Chief Executive Officer.

			Involuntary
			Termination Without
			Cause or Termination	Change in
			by the Executive for	Control With
	Voluntary	Termination for	Good Reason Absent a	Termination of	Death or
Payments and Benefits	Termination	Cause	Change in Control	Employment	Disability (m)		Retirement (n)
Severance payments and benefits: (a)
Cash severance (b)	$—	$—	$1,231,041	$1,417,683	$830,252	(o)	$—
Medical and dental benefits (c)	—	—	60,125	60,125	—		—
Other welfare benefits (d)	—	—	9,676	9,676	—		—
Club dues (e)	—	—	13,000	19,500	—		—
Automobile expenses (f)	—	—	32,712	49,068	—		—
SERP benefits (g)	—	—	—	—	—		—
§280G tax gross-up (h)	—	—	—	609,921	—		—

Equity awards: (i)
Unvested stock options (j)	—	—	—	—	—		—
Unvested restricted stock awards (k)	—	—	—	843,336	843,336		—

Total payments and benefits (l)	$—	$—	$1,346,554	$3,009,309	$1,673,588		$—

(Footnotes follow the table on page 19)

Jack J. Sandoski. The following table shows the potential payments upon termination of employment or a change in control of Abington Bancorp or Abington Bank to Jack J. Sandoski, our Senior Vice President and Chief Financial Officer.

			Involuntary
			Termination Without Cause
			or Termination by the
			Executive for	Change in Control
	Voluntary	Termination for	Good Reason Absent a	With Termination	Death or
Payments and Benefits	Termination	Cause	Change in Control	of Employment	Disability (m)	Retirement (n)
Severance payments and benefits: (a)
Cash severance (b)	$—	$—	$341,450	$512,175	$—	$—
Medical and dental benefits (c)	—	—	38,316	60,125	—	—
Other welfare benefits (d)	—	—	916	1,437	—	—
Club dues (e)	—	—	—	—	—	—
Automobile expenses (f)	—	—	—	—	—	—
SERP benefits (g)	—	—	—	—	—	—
§280G cut-back (h)	—	—	—	—	—	—

Equity awards: (i)
Unvested stock options (j)	—	—	—	—	—	—
Unvested restricted stock awards (k)	—	—	—	212,212	212,212	—

Total payments and benefits (l)	$—	$—	$380,682	$785,949	$212,212	$—

(Footnotes follow the table on page 19)
Frank Kovalcheck. The following table shows the potential payments upon termination of employment or a change in control of Abington Bancorp or Abington Bank to Frank Kovalcheck, our Senior Vice President.

			Involuntary
			Termination Without Cause
			or Termination by the	Change in
			Executive for	Control With
	Voluntary	Termination	Good Reason Absent a	Termination of	Death or
Payments and Benefits	Termination	for Cause	Change in Control	Employment	Disability (m)	Retirement (n)
Severance payments and benefits: (a)
Cash severance (b)	$—	$—	$297,940	$446,910	$—	$—
Medical and dental benefits (c)	—	—	48,856	76,664	—	—
Other welfare benefits (d)	—	—	916	1,437	—	—
Club dues (e)	—	—	—	—	—	—
Automobile expenses (f)	—	—	—	—	—	—
SERP benefits (g)	—	—	—	113,397
§280G cut-back (h)	—	—	—	(146,352)	—	—

Equity awards: (i)
Unvested stock options (j)	—	—	—	—	—	—
Unvested restricted stock awards (k)	—	—	—	212,212	212,212	—

Total payments and benefits (l)	$—	$—	$347,712	$704,268	$212,212	$—

(Footnotes follow the table on page 19)

Eric Golden. The following table shows the potential payments upon termination of employment or a change in control of Abington Bancorp or Abington Bank to Eric Golden, our Vice President and Controller.

			Involuntary
			Termination Without Cause
			or Termination	Change in
			by the Executive for Good	Control With
	Voluntary	Termination	Reason Absent a Change in	Termination of	Death or
Payments and Benefits	Termination	for Cause	Control	Employment	Disability (m)	Retirement (n)
Severance payments and benefits: (a)
Cash severance (b)	$—	$—	$95,150	$190,300	$—	$—
Medical and dental benefits (c)	—	—	17,239	35,884	—	—
Other welfare benefits (d)	—	—	406	845	—	—
Club dues (e)	—	—	—	—	—	—
Automobile expenses (f)	—	—	—	—	—	—
SERP benefits (g)	—	—	—	—	—	—
§280G cut-back (h)	—	—	—	—	—	—

Equity awards: (i)
Unvested stock options (j)	—	—	—	—	—	—
Unvested restricted stock awards (k)	—	—	—	45,198	45,198	—

Total payments and benefits (l)	$—	$—	$112,795	$272,227	$45,198	$—

Thomas J. Wasekanes. The following table shows the potential payments upon termination of employment or a change in control of Abington Bancorp or Abington Bank to Thomas J. Wasekanes, our Senior Vice President and Chief Lending Officer.

			Involuntary
			Termination Without Cause
			or Termination	Change in
			by the Executive for Good	Control With
	Voluntary	Termination	Reason Absent a Change in	Termination of	Death or
Payments and Benefits	Termination	for Cause	Control	Employment	Disability (m)	Retirement (n)
Severance payments and benefits: (a)
Cash severance (b)	$—	$—	$260,246	$390,369	$—	$—
Medical and dental benefits (c)	—	—	48,856	76,664	—	—
Other welfare benefits (d)	—	—	916	1,437	—	—
Club dues (e)	—	—	—	—	—	—
Automobile expenses (f)	—	—	—	—	—	—
SERP benefits (g)	—	—	—	19,782	—	—
§280G cut-back (h)	—	—	—	(224,571)	—	—

Equity awards: (i)
Unvested stock options (j)	—	—	—	—	—	—
Unvested restricted stock awards (k)	—	—	—	127,052	127,052	—

Total payments and benefits (l)	$—	$—	$310,018	$390,733	$127,052	$—

(a)	These severance payments and benefits are payable if the executive’s employment is terminated prior to a change in control either (i) by Abington Bancorp or Abington Bank for any reason other than cause, disability, retirement or death or (ii) by the executive if Abington Bancorp or Abington Bank takes certain adverse actions (a “good reason” termination). The severance payments and benefits are also payable if an executive’s employment is terminated during the term of the executive’s employment agreement following a change in control.
(Footnotes continued on following page)

(b)	For Mr. White, the amount in the Involuntary Termination column represents a lump sum payment equal to three times the sum of his current base salary from Abington Bancorp and Abington Bank and his highest bonus paid in the prior three calendar years, while the amount in the Change in Control column represents 2.99 times his average taxable income from Abington Bancorp and Abington Bank for the five years preceding the year in which the date of termination occurs. For each other executive, the amount in the Involuntary Termination column represents two times (one times for Mr. Golden) the sum of the executive’s current base salary and bonus for the prior calendar year, while the amount in the Change in Control column represents a lump sum cash payment equal to three times (two times for Mr. Golden) the sum of the executive’s current base salary and bonus for the prior calendar year.

(c)	In the Involuntary Termination column, represents the estimated present value cost of providing continued medical and dental coverage to each of the executives for the remaining term of Mr. White’s employment agreement or for an additional 24 months (12 months for Mr. Golden) for each of the other executives. In the Change in Control column, represents the estimated present value cost of providing continued medical and dental coverage to each of the executives for an additional 36 months (24 months for Mr. Golden). In each case, the benefits will be discontinued if the executive obtains full-time employment with a subsequent employer which provides substantially similar benefits. The estimated costs assume the current insurance premiums or costs increase by 10% in each of 2011 and 2012.

(d)	In the Involuntary Termination column, represents the estimated present value cost of providing continued life, accidental death and long-term disability coverage to each of the executives for the remaining term of Mr. White’s employment agreement or for an additional 24 months (12 months for Mr. Golden) for each of the other executives. In the Change in Control column, represents the estimated present value cost of providing such benefits to each of the executives for an additional 36 months (24 months for Mr. Golden). In each case, the benefits will be discontinued if the executive obtains full-time employment with a subsequent employer which provides substantially similar benefits. The estimated costs assume the current insurance premiums or costs increase by 10% in each of 2011 and 2012.

(e)	Represents the estimated costs of paying club dues to Mr. White for an assumed additional 24 months in the Involuntary Termination column (36 months in the Change in Control column), based on the amounts paid in 2008. The amounts have not been discounted to present value.

(f)	Represents the estimated costs of paying automobile leases and related expenses to Mr. White for an assumed additional 24 months in the Involuntary Termination Column (36 months in the Change in Control column), based on the amounts paid in 2008. The amounts have not been discounted to present value.

(g)	Represents the incremental increase in the present value of the benefits payable under the Bank’s Supplemental Executive Retirement Plan (the “SERP”). If a participant in the SERP has a separation from service on or after his normal retirement date of age 65, he is entitled to receive supplemental retirement benefits for 10 years. The annual supplemental retirement benefit is equal to 50% of the participant’s average base compensation for the highest three years during the 10 years preceding his separation from service, with the annual benefit payable in quarterly installments. In the event of a change in control, a participant becomes 100% vested in all amounts then accrued for his benefit under the SERP, and the vested benefits are paid in a lump sum on the first day of the month following the lapse of six months after the participant’s separation from service. At December 31, 2009, Messrs. White and Sandoski had reached at least age 65 and were fully vested in their SERP benefits. The amounts shown in the tables for Messrs. Kovalcheck and Wasekanes represent their accrued SERP benefits, discounted to present value from the date of payment to December 31, 2009. Mr. Golden does not participate in the SERP.

(h)	The payments and benefits to Mr. White in the Change in Control column are subject to a 20% excise tax to the extent the parachute amounts associated therewith under Section 280G of the Code equal or exceed three times his average taxable income for the five years preceding the year in which the change in control occurs. His payments exceed this threshold. If a change in control was to occur, Abington Bancorp believes that the Section 280G gross-up payments could be reduced or even eliminated if the timing of the change in control permitted tax planning to be done. However, if the excise tax cannot be avoided, then Abington Bancorp has agreed in its employment agreement with Mr. White to pay the 20% excise tax and the additional federal, state and local income taxes and excise taxes on such reimbursement in order to place him in the same after-tax position he would have been in if the excise tax had not been imposed. If the parachute amounts associated with the payments and benefits to Messrs. Sandoski, Kovalcheck and Golden equal or exceed three times their average taxable income for the five years preceding the year in which the change in control occurs, such payments and benefits in the event of a change in control will be reduced by the minimum amount necessary so that they do not trigger the 20% excise tax. The applicable amount of the reductions for each of such officers is shown in the tables. If the timing of the change in control permitted tax planning to be done, Abington Bancorp believes that the amount of the cut-backs could be reduced or even eliminated.
(Footnotes continued on following page)

(i)	Because the exercise price of each vested stock option held by Messrs. White, Sandoski, Kovalcheck, Golden and Wasekanes exceeds the December 31, 2009 closing price of $6.89 per share of our common stock, the vested stock options had no immediate cash value at December 31, 2009. In the event of a termination of employment, each executive (or his or her estate in the event of death) will have the right to exercise vested stock options for the period specified in his or her option grant agreement. If the termination of employment occurs following a change in control, each executive can exercise the vested stock options for the remainder of the original ten-year term of the option.

(j)	Because the exercise price of each unvested stock option held by each executive exceeds the December 31, 2009 closing price of $6.89 per share of our common stock, the unvested stock options had no immediate cash value at December 31, 2009. All unvested stock options will become fully vested upon an executive’s death or disability or upon a change in control.

(k)	If an executive’s employment is terminated as a result of death or disability, unvested restricted stock awards are deemed fully earned. In addition, in the event of a change in control of Abington Bancorp or Abington Bank, the unvested restricted stock awards are deemed fully earned.

(l)	Does not include the value of the vested benefits to be paid under our tax-qualified 401(k) plan and ESOP or under our SERP and our Executive Deferred Compensation Plan. See the Pension Benefits table and the Nonqualified Deferred Compensation table under “— Benefit Plans” below. Also does not include the value of vested stock options set forth in Note (h) above, earned but unpaid salary and bonus, accrued but unused vacation leave, reimbursable expenses and any additional amounts that would be allocated to ESOP participants in the event of a change in control.

(m)	If the employment of any of the executives had terminated on December 31, 2009 due to death, such executive’s beneficiaries or estate would have received life insurance proceeds of $400,000 ($650,000 if the death was due to an accident) under our bank owned life insurance policies. For Mr. White, this amount is in addition to the continuation of his base salary in the event of his death as described in Note (n) below. The life insurance coverage is based on three times base salary, subject to a cap of $250,000, plus an additional $150,000 for each executive for a total benefit of $400,000 ($650,000 if the death was due to an accident). If the employment of any of the executives had terminated on December 31, 2009 due to disability, they would each have received disability benefits equal to 65% of their base salary for up to the first six months, after a four-week waiting period. If the executive is still disabled after six months, he would then receive disability benefits equal to 60% of his base salary, subject to a benefit cap of $5,000 per month, until the executive reaches his normal retirement age of 65, minus Social Security disability benefits. Mr. White will also receive supplemental disability benefits as described in Note (n) below. In addition, each executive’s unvested stock options and unvested restricted stock awards will become fully vested upon death or disability. The SERP benefits discussed in Note (m) below will also become payable following death or disability.

(n)	Abington Bancorp has a supplemental executive retirement plan (the “SERP”) covering each executive. Under the SERP, the normal retirement benefits in the event of retirement, death or disability on or after age 65 is an annual benefit equal to 50% of the executive’s salary for the highest three of the last 10 years, with the annual benefit payable for 10 years in quarterly installments. If the executive dies before age 65, his beneficiary or estate will receive a lump sum payment equal to the present value of the aggregate retirement benefit accrued by us. If the executive becomes disabled before age 65, then his 40 quarterly installments will begin as of the first day of the first full quarter following his 65th birthday. See the Pension Benefits table under “— Benefit Plans” below.

(o)	Represents the estimated present value of the supplemental disability benefits that Mr. White would be entitled to receive under his employment agreement if he remained disabled until age 70. In the event of disability, he is entitled to receive supplemental disability benefits equal to the difference between 60% of his base salary and the disability benefits otherwise payable to him, as described in Note (l) above. If Mr. White had died as of December 31, 2009, his spouse or his estate would have received a lump sum cash payment of approximately $927,000, representing the present value of his base salary for 36 months.

Benefit Plans
Supplemental Executive Retirement Plan. Abington Bank maintains a Supplemental Executive Retirement Plan for selected executive officers. Currently, Messrs. White, Sandoski, Kovalcheck and Wasekanes participate in the Supplemental Executive Retirement Plan. The Supplemental Retirement Plan provides the participants with a ten-year benefit upon retirement at age 65 or older in an amount equal to 50% of the executive’s average base compensation, as defined, for the highest three calendar years during the 10 years immediately preceding retirement.
Pension Benefits. The table below shows the present value of accumulated benefits payable to Messrs. White, Sandoski, Kovalcheck and Wasekanes, including the number of years of credited service, under the supplemental executive retirement plan determined using interest rate and mortality rate assumptions consistent with those used in our financial statements. Mr. Golden does not participate in the supplemental executive retirement plan.

		Number of Years	Present Value of	Payments During Last
Name	Plan Name	Credited Service	Accumulated Benefit(1)	Fiscal Year
Robert W. White	Supplemental Executive Retirement Plan	n/a	$1,203,608	—
Jack J. Sandoski	Supplemental Executive Retirement Plan	n/a	603,728	—
Frank Kovalcheck	Supplemental Executive Retirement Plan	n/a	113,866	—
Thomas J. Wasekanes	Supplemental Executive Retirement Plan	n/a	19,864	—

(1)	Reflects value as of December 31, 2009.
Executive Deferred Compensation Plan. Abington Bank maintains an Executive Deferred Compensation Plan for selected executive officers. In December 2005, Abington’s Board of Directors froze the Amended and Restated Executive Deferred Compensation Plan retroactive to January 1, 2005, such that no further contributions will be made on behalf of the executive officers under the plan. Messrs. White, Sandoski and Kovalcheck currently participate in the executive deferred compensation plan. In addition, director Jane Margraff Kieser maintains an account in the Executive Deferred Compensation Plan with respect to amounts accumulated when she was an executive officer of Abington Bank. The participant maintains an account in the Executive Deferred Compensation Plan until the earlier of retirement, termination of employment or death.
Nonqualified Deferred Compensation. The table below sets forth the aggregate balance at December 31, 2009 and earnings on the executive deferred compensation plan accounts for the named executive officers.

	Executive	Registrant	Aggregate
	Contributions	Contributions	Earnings	Aggregate	Aggregate
	in 2009 Fiscal	in 2009 Fiscal	in 2009 Fiscal	Withdrawals/	Balance at
Name	Year(1)	Year(1)	Year(1)	Distributions	December 31, 2009
Robert W. White	$—	$—	$(155,931)	$—	$614,353
Jack J. Sandoski	—	—	(59,241)	—	278,032
Frank Kovalcheck	—	—	(14,542)	—	67,191

(1)	The executive deferred compensation plan was frozen in 2005 and no contributions have been made since that date. We have established a rabbi trust to fund the executive deferred compensation plan and certain other benefit plans. The aggregate earnings amounts in 2009 in the table above reflect the decrease in value of the assets held in the rabbi trust, which include our common stock. Messrs. Golden and Wasekanes do not participate in the executive deferred compensation plan.

Endorsement Split-Dollar Insurance Agreements. Abington Bank has purchased insurance policies on the lives of the five executive officers named in the Summary Compensation Table, and has entered into split-dollar insurance agreements with each of those officers. The policies are owned by Abington Bank which pays each premium due on the policies. Under the agreements with the named executive officers, upon an officer’s death while he remains employed by Abington Bank the executive’s beneficiary shall receive proceeds in the amount of the executive’s salary at the time of death multiplied by three (up to a maximum of $250,000) plus an additional $150,000. The officer’s beneficiary will not receive any proceeds in the case of the officer’s death after termination of employment. Abington Bank is entitled to receive the amount of the death benefits less those paid to the officer’s beneficiary, which is expected to reimburse Abington Bank in full for its life insurance investment.
The split-dollar insurance agreements may be terminated at any time by Abington Bank or the officer, by written notice to the other. The split-dollar insurance agreements will also terminate upon cancellation of the insurance policy by Abington Bank, cessation of Abington Bank’s business or upon bankruptcy, receivership or dissolution or by Abington Bank upon the officer’s termination of service to Abington Bank. Upon termination, the officer forfeits any right in the death benefit and Abington Bank may retain or terminate the insurance policy in its sole discretion.
Related Party Transactions
Abington Bank has made loans in the ordinary course of business to its directors and officers, and other related parties. These loans were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for loans with persons not related to Abington Bank and did not involve more than the normal risk of collectibility or present other unfavorable features. None of these loans or other extensions of credit are disclosed as non-accrual, past due, restructured or potential problem loans.
Under Abington Bancorp’s Audit Committee Charter, the Audit Committee is required to review and approve all related party transactions, as described in Item 404 of Regulation S-K of the SEC’s rules. To the extent such transactions are ongoing business relationships with Abington Bancorp or Abington Bank, such transactions shall be reviewed annually and such relationships shall be on terms not materially less favorable than what would be usual and customary in similar transactions between unrelated persons dealing at arms’ length.
Compensation Committee Interlocks and Insider Participation
Ms. Margraff Kieser and Messrs. Callantine and Pannepacker, who is Chairman, serve as members of the Compensation Committee. None of the members of the Compensation Committee during 2009 was a current or former officer or employee of Abington Bancorp or Abington Bank other than Ms. Margraff Kieser, who served as our Senior Vice President, Operations and Human Resources from 1980 to 2001. Nor did any member engage in certain transactions with Abington Bancorp or Abington Bank required to be disclosed by regulations of the SEC. Additionally, there were no compensation committee “interlocks” during 2009, which generally means that no executive officer of Abington Bancorp served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee of Abington Bancorp.

BENEFICIAL OWNERSHIP OF COMMON STOCK
BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth as of April 2, 2010, the voting record date, certain information as to the common stock beneficially owned by (a) each person or entity, including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, (b) the directors of Abington Bancorp, (c) certain executive officers of Abington Bancorp named in the Summary Compensation Table; and (d) all directors and executive officers of Abington Bancorp as a group.

	Amount and Nature of Beneficial		Percent of
Name of Beneficial Owner or Number of Persons in Group	Ownership as of April 2, 2010(1)		Common Stock(17)
Abington Bank Employee Stock Ownership Plan Trust	1,941,862	(2)	9.3%
180 York Road Jenkintown, Pennsylvania 19046

Dimensional Fund Advisors LP	1,364,171	(3)	6.5
Palisades West, Building One 6300 Bee Cave Road Austin, Texas 78746

Wellington Management Company, LLP	1,203,367	(4)	5.8
75 State Street Boston, Massachusetts 02109

Directors and Director Nominees:
Douglas S. Callantine	58,900	(5)(6)	*
Michael F. Czerwonka, III	141,520	(5)(7)	*
Jane Margraff Kieser	161,761	(5)(8)	*
Joseph B. McHugh	171,263	(5)(9)	*
Robert J. Pannepacker, Sr.	230,464	(5)(10)	1.1
Jack J. Sandoski	283,092	(5)(11)	1.3
Robert W. White	696,789	(5)(12)	3.3
G. Price Wilson, Jr.	55,573	(5)(13)	*

Other Executive Officers:
Frank Kovalcheck	222,519	(5)(14)	1.1
Thomas J. Wasekanes	154,776	(5)(15)	*
Eric L. Golden	20,706	(5)(16)	*

All Directors and Executive Officers as a Group (11 persons)	2,197,363	(5)	10.1%

*	Represents less than 1% of our outstanding common stock.

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

Under applicable regulations, a person is deemed to have beneficial ownership of any shares of common stock which may be acquired within 60 days of the record date pursuant to the exercise of outstanding stock options. Shares of common stock which are subject to stock options are deemed to be outstanding for the purpose of computing the percentage of outstanding common stock owned by such person or group but not deemed outstanding for the purpose of computing the percentage of common stock owned by any other person or group.
(Footnotes continued on following page)

(2)	Messrs. Robert W. White, Jack J. Sandoski and Frank Kovalcheck act as trustees of the Abington Bancorp, Inc. Employee Stock Ownership Plan Trust. As of April 2, 2010, 393,961 shares held in the plan trust were allocated to the accounts of participating employees and 1,547,901 shares were held, unallocated, for allocation in future years. In general, the allocated shares held in the plan trust as of April 2, 2010, will be voted by the plan trustees in accordance with the instructions of the participants. Any unallocated shares are generally required to be voted by the plan trustees in the same manner that the majority of the shares which have been allocated to participants are directed to be voted, subject to each case to the fiduciary duties of the plan trustees and applicable law. The amount of our common stock beneficially owned by officers who serve as plan trustees and by all directors and executive officers as a group does not include the shares held by the plan trust other than shares specifically allocated to the individual officer’s account.

(3)	Based on a Schedule 13G, filed on February 8, 2010 with the SEC by Dimensional Fund Advisors LP, in its capacity as investment advisor, reporting sole voting and dispositive power over the 1,364,171 shares of common stock.

(4)	Based on a Schedule 13G/A, filed February 12, 2010 with the SEC by Wellington Management Company, LLP. Wellington Management Company, LLP, in its capacity as investment advisor, reports shared dispositive power over 1,203,367 shares of common stock and shared voting power over 1,074,266 of such shares.

(5)	Includes shares over which the directors and officers may provide voting instructions which have been granted pursuant to the Abington Bancorp 2005 and 2007 Recognition and Retention Plans and are held in the associated trusts; and stock options granted pursuant to the Abington Bancorp 2005 and 2007 Stock Option Plans which are exercisable within 60 days.

	Recognition	Stock
Name	Plan Trust	Option Plan
Douglas S. Callantine	15,000	24,000
Michael F. Czerwonka, III	18,840	62,400
Jane Margraff Kieser	18,840	62,400
Joseph B. McHugh	18,840	62,400
Robert J. Pannepacker, Sr.	18,840	62,400
Jack J. Sandoski	24,500	116,880
Robert W. White	97,400	348,640
G. Price Wilson, Jr.	15,000	27,840
Frank Kovalcheck	24,500	116,880
Thomas J. Wasekanes	16,840	17,128
Eric L. Golden	5,160	9,120

All Directors and Executive Officers as a Group (11 persons)	273,760	910,088

(6)	Includes 2,820 shares held jointly with Mr. Callantine’s spouse and 7,080 shares held in the Deferred Compensation Plan over which Mr. Callantine disclaims beneficial ownership.

(7)	Includes 14,400 shares held jointly with Mr. Czerwonka’s spouse, 25,600 shares held by Mr. Czerwonka’s spouse and 6,120 shares held in Mr. Czerwonka’s individual retirement account. An aggregate of 40,000 of such shares are pledged as security.

(8)	Includes 11,686 shares held in the Deferred Compensation Plan over which Ms. Kieser disclaims beneficial ownership and 3,479 shares held in the Abington Bank 401(k) Plan.

(9)	Includes 89,718 shares held jointly with Mr. McHugh’s spouse and 305 shares held as tenants in common with his spouse. The 89,718 shares are pledged as security.

(10)	Includes 44,237 shares held by Mr. Pannepacker’s spouse, 38,501 shares held by Mr. Pannepacker’s mother for whom he has power of attorney, and over which he disclaims beneficial ownership and 4,196 shares held jointly with Mr. Pannepacker’s spouse. Include an aggregate of 82,752 shares pledged as security.

(11)	Includes 48,005 shares held in Abington Bank’s 401(k) Plan, 40,352 shares held in the Deferred Compensation Plan over which Mr. Sandoski disclaims beneficial ownership, 16,000 shares held by Mr. Sandoski’s mother for whom he has power of attorney and over which he disclaims beneficial ownership and 11,710 shares allocated to Mr. Sandoski’s account in the employee stock ownership plan, over which Mr. Sandoski shares voting power.

(12)	Includes 24,771 shares held in the Abington Bank 401(k) Plan, 89,164 shares held in the Deferred Compensation Plan Trust over which Mr. White disclaims beneficial ownership and 17,915 shares allocated to Mr. White’s account in the employee stock ownership plan, over which Mr. White shares voting power.

(13)	Includes 1,677 shares held in Mr. Wilson’s individual retirement account.
(Footnotes continued on following page)

(14)	Includes 12,288 shares held jointly with Mr. Kovalcheck’s spouse, 15,691 shares held by Mr. Kovalcheck’s spouse, 13,878 shares held in the Abington Bank 401(k) Plan, 9,752 shares held in the Deferred Compensation Plan Trust over which Mr. Kovalcheck disclaims beneficial ownership and 10,102 shares allocated to Mr. Kovalcheck’s account in the employee stock ownership plan over which Mr. Kovalcheck shares voting power. Includes an aggregate of 25,835 shares pledged as security.

(15)	Includes 40,000 shares held by Mr. Wasekanes’s spouse, 26,721 shares held in Abington Bank’s 401(k) Plan and 7,648 shares allocated to Mr. Wasekanes’s account in the employee stock ownership plan, over which Mr. Wasekanes shares voting power.

(16)	Includes 6,426 shares allocated to Mr. Golden’s account in the employee stock ownership plan, over which Mr. Golden shares voting power.

(17)	Each beneficial owner’s percentage ownership is determined by assuming that options held by such person (but not those held by any other person) and that are exercisable within 60 days of the voting record date have been exercised.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of Abington Bancorp’s common stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than 10% shareholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of Abington Bancorp’s common stock.
Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the fiscal year ended December 31, 2009, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934.
RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal Two)
On October 1, 2009, Abington Bancorp was notified that the audit practice of Beard Miller Company LLP, Abington Bancorp’s independent registered public accounting firm, was combined with ParenteBeard LLC in a transaction pursuant to which Beard Miller Company LLP combined its operations with ParenteBeard LLC and certain of the professional staff and partners of Beard Miller Company LLP joined ParenteBeard LLC either as employees or partners of ParenteBeard LLC. As a result of the combination, on October 1, 2009, Beard Miller Company LLP resigned as the independent registered public accounting firm of Abington Bancorp, and with the approval of the Audit Committee of Abington Bancorp’s Board of Directors, ParenteBeard LLC was engaged as Abington Bancorp’s independent registered public accounting firm.
During the two years ended December 31, 2008 and from December 31, 2008 through engagement of ParenteBeard LLC as Abington Bancorp’s independent registered public accounting firm, neither Abington Bancorp nor anyone on its behalf consulted ParenteBeard LLC with respect to any accounting or auditing issues involving Abington Bancorp.
Our Audit Committee has appointed ParenteBeard LLC, independent registered public accounting firm, to perform the audit of Abington Bancorp’s financial statements for the year ending December 31, 2010, and further directed that their selection be submitted for ratification by the shareholders at the annual meeting.

We have been advised by ParenteBeard LLC that neither that firm nor any of its associates has any relationship with Abington Bancorp or Abington Bank other than the usual relationship that exists between independent registered public accounting firms and their clients. ParenteBeard LLC will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.
In determining whether to appoint ParenteBeard LLC as our independent registered public accounting firm, the Audit Committee considered whether the provision of services, other than auditing services, by ParenteBeard LLC is compatible with maintaining their independence. In addition to performing auditing services, ParenteBeard LLC, and prior thereto, as Beard Miller Company LLP, performed tax-related services, including the completion of Abington Bancorp’s and Abington Bank’s corporate tax returns in 2009 and 2008. The Audit Committee believes that ParenteBeard LLC’s performance of these other services is compatible with maintaining their independence.
The Board of Directors recommends that you vote FOR the ratification of the appointment of ParenteBeard LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2010.
Audit Fees
The Audit Committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by it to Abington Bancorp. The Audit Committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the Audit Committee’s charter. In its review of these services and related fees and terms, the Audit Committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The Audit Committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the Audit Committee on an annual basis and separately approves other individual engagements as necessary.
The following table sets forth the aggregate fees paid by us to ParenteBeard LLC and prior thereto, as Beard Miller Company LLP, for professional services rendered in connection with the audit of Abington Bancorp’s consolidated financial statements for 2009 and 2008, respectively, as well as the fees paid by us to Beard Miller Company LLP for audit-related and other services rendered to us during 2009 and 2008, respectively.

	Year Ended December 31,
	2009	2008
Audit fees(1)	$159,682	$155,495
Audit-related fees(2)	24,069	23,076
Tax fees(3)	20,957	17,190
All other fees	—	—

Total	$204,708	$195,761

(1)	Includes professional services rendered for the audit of Abington Bancorp’s annual consolidated financial statements, effectiveness of internal control over financial reporting required by Section 404 of the Sarbanes-Oxley Act, and review of consolidated financial statements included in Forms 10-Q, including out-of-pocket expenses.

(2)	Includes audit-related services provided for the annual audit of our tax-qualified benefit plans.

(3)	Includes assistance with corporate tax matters and preparation of state and federal tax returns.

Each new engagement of Beard Miller Company LLP and ParenteBeard LLC was approved in advance by the Audit Committee and none of those engagements made use of the de minimis exception to pre-approval contained in the Securities and Exchange Commission’s rules.
REPORT OF THE AUDIT COMMITTEE
The Audit Committee has reviewed and discussed Abington Bancorp’s audited financial statements with management. The Audit Committee has discussed with Abington Bancorp’s independent registered public accounting firm, ParenteBeard LLC, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with ParenteBeard LLC, the independent registered public accounting firm’s independence. Based on the review and discussions referred to above in this report, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Abington Bancorp’s Annual Report on Form 10-K for fiscal year 2009 for filing with the Securities and Exchange Commission.
Members of the Audit Committee
Michael F. Czerwonka, III, Chairman
Joseph B. McHugh
Robert John Pannepacker, Sr.
G. Price Wilson, Jr.
REPORT OF THE COMPENSATION COMMITTEE
We have reviewed and discussed with management certain Compensation Discussion and Analysis provisions to be included in Abington Bancorp’s 2010 Shareholder Meeting Schedule 14A Proxy Statement, filed pursuant to Section 14(a) of the Securities Exchange Act of 1934. Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in Abington Bancorp’s proxy statement.
Members of the Compensation Committee
Robert J. Pannepacker, Sr., Chairman
Douglas S. Callantine
Jane Margraff Kieser
SHAREHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS
WITH THE BOARD OF DIRECTORS
Shareholder Proposals. Any proposal which a shareholder wishes to have included in the proxy materials of Abington Bancorp relating to the next annual meeting of shareholders of Abington Bancorp, which is currently expected to be held in May 2011, must be received at the principal executive offices of Abington Bancorp, Inc., 180 Old York Road, Jenkintown, Pennsylvania, 19046, Attention: Frank Kovalcheck, Corporate Secretary, no later than December 17, 2010. If such proposal is in compliance with all of the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of shareholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Shareholder proposals that are not submitted for inclusion in Abington Bancorp’s proxy materials pursuant to Rule 14a-8 may be brought before an Annual Meeting pursuant to Section 2.10 of Abington Bancorp’s Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by December 17, 2010. The notice must include the information required by Section 2.10 of our Bylaws.
Shareholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the Board of Directors, other than those made by the Board or the Nominating Committee thereof, shall be made by a shareholder who has complied with the notice provisions in the Bylaws. Written notice of a shareholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of shareholders, 120 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of shareholders. For our annual meeting in 2011, this notice must be received by December 17, 2010. Each written notice of a shareholder nomination is required to set forth certain information specified in Section 3.12 of Abington Bancorp’s Bylaws. We did not receive any shareholder nominations with respect to this Annual Meeting.
Other Shareholder Communications. Our Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with our Board of Directors may do so by sending written communications addressed to the Board of Directors of Abington Bancorp, Inc., c/o Frank Kovalcheck, Corporate Secretary, 180 Old York Road, Jenkintown, Pennsylvania, 19046.
ANNUAL REPORTS
A copy of our Annual Report to Shareholders on Form 10-K for the year ended December 31, 2009 accompanies this proxy statement. Such report is not part of the proxy solicitation materials.
Upon receipt of a written request we will furnish to any shareholder without charge a copy of the exhibits to our Annual Report on Form 10-K for fiscal 2009. Such written requests should be directed to Mr. Frank Kovalcheck, Corporate Secretary, Abington Bancorp, 180 Old York Road, Jenkintown, Pennsylvania 19046. The Form 10-K is not a part of the proxy solicitation materials.
OTHER MATTERS
Management is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.
The cost of the solicitation of proxies will be borne by Abington Bancorp. Abington Bancorp will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of Abington Bancorp’s common stock. In addition to solicitations by mail, directors, officers and employees of Abington Bancorp may solicit proxies personally or by telephone without additional compensation.

[X]	Please Mark Votes
As in This Example
REVOCABLE PROXY
ABINGTON BANCORP, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ABINGTON BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 19, 2010 AND AT ANY ADJOURNMENT THEREOF.
The undersigned hereby appoints the Board of Directors of Abington Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated below, all the shares of common stock of Abington Bancorp, Inc. held of record by the undersigned on April 2, 2010 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania on Wednesday, May 19, 2010, at 10:30 am., Eastern Daylight Time, or at any adjournment thereof.
1. ELECTION OF DIRECTORS FOR A THREE-YEAR TERM:

☐ FOR	☐ WITHHOLD
Nominees for three-year term expiring in 2013: Jack J. Sandoski and G. Price Wilson, Jr.
Instruction: To withhold authority to vote for any individual nominee, mark “Withhold” and write that nominee’s name in the space provided below.

2. PROPOSAL TO RATIFY THE APPOINTMENT of ParenteBeard LLC as Abington Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends that you vote “FOR” all of the nominees listed above and “FOR” the ratification of the appointment of ParenteBeard LLC.
THE SHARES OF ABINGTON BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF THE APPOINTMENT OF ABINGTON BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Abington Bancorp, Inc. called for May 19, 2010, the accompanying proxy statement and the Annual Report prior to the signing of this proxy.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

▲            Detach above card, sign, date and mail in postage paid envelope provided.            ▲
ABINGTON BANCORP, INC.

Please sign this proxy exactly as your name(s) appear(s) on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.
PLEASE ACT PROMPTLY
MARK, SIGN, DATE AND MAIL YOUR PROXY CARD TODAY

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held
on May 19, 2010.
The proxy statement and our 2009 Annual Report are available on our website at www.abingtonbank.com under “Investor Relations.”
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

DRIVING DIRECTIONS

From Points South:	From Points North:

Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-611 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

REVOCABLE PROXY
ABINGTON BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 19, 2010, 10:30 a.m., Eastern Daylight Time
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
ABINGTON BANCORP, INC. FOR USE AT THE ANNUAL MEETING OF
SHAREHOLDERS TO BE HELD ON MAY 19, 2010 AND AT ANY
ADJOURNMENT THEREOF.
The undersigned hereby appoints the Board of Directors of Abington Bancorp, Inc. or any successors thereto, as proxies with full powers of substitution, to represent and vote, as designated on the reverse side, all the shares of common stock of Abington Bancorp, Inc. held of record by the undersigned on April 2, 2010 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania on Wednesday, May 19, 2010, at 10:30 am., Eastern Daylight Time, or at any adjournment thereof.
COMMON
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY CARD PROMPTLY
IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
▼            FOLD AND DETACH HERE            ▼

ABINGTON BANCORP, INC. — ANNUAL MEETING, MAY 19, 2010
YOUR VOTE IS IMPORTANT!
Annual Meeting Materials are available online at: http://www.cfpproxy.com/6252
You can vote in one of three ways:
1.	Call toll free 1-866-246-8475 on a Touch Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/abbc and follow the instructions.
or
3.	Mark, sign and date your proxy card and return it promptly in the enclosed envelope.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

DRIVING DIRECTIONS

From Points South:	From Points North:

Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-6l 1 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

Annual Meeting of Shareholders
May 19, 2010
REVOCABLE PROXY
ABINGTON BANCORP, INC.
Please mark
votes as
in this example [X]
1. Election of directors for three-year term:

FOR ☐	WITHHOLD ☐
Nominees for three-year term expiring in 2013:
(01) Jack J. Sandoski                      (02) G. Price Wilson, Jr.
Instruction: To withhold authority to vote for any nominee, mark “Withhold” and write that nominee’s name or number in the space provided below.

2. PROPOSAL TO RATIFY THE APPOINTMENT of ParenteBeard LLC as Abington Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends that you vote “FOR” all of the Board’s nominees and “FOR” the ratification of ParenteBeard LLC.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES OF ABINGTON BANCORP’S COMMON STOCK WILL BE VOTED AS SPECIFIED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES TO THE BOARD OF DIRECTORS, FOR RATIFICATION OF ABINGTON BANCORP’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND OTHERWISE AT THE DISCRETION OF THE PROXIES. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE ANNUAL MEETING.
Mark here if you plan to attend the meeting ☐
Mark here for address change and note change ☐

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for the ratification of ParenteBeard LLC.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held
on May 19, 2010.
The proxy statement and our 2009 Annual Report are available on our website at www.abingtonbank.com under “Investor Relations.”

Please sign this proxy card exactly as your name appears on this proxy. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲            FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL            ▲
PROXY VOTING INSTRUCTIONS
Shareholders of record have three ways to vote:
1.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.
A telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned this proxy. Please note telephone and Internet votes must be cast prior to 3:00 A.M., May 19, 2010. It is not necessary to return this proxy if you vote by telephone or Internet.

Vote by Telephone
Call Toll-Free on a Touch-Tone Phone
anytime prior to 3:00 a.m.,
May 19, 2010: 1-866-246-8475

Vote by Internet
anytime prior to 3:00 a.m.,
May 19, 2010 go to
https://www.proxyvotenow.com/abbc

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
OR BY MAIL, WILL BE THE VOTE COUNTED.
  ON-LINE ANNUAL MEETING MATERIALS:    http://www.cfpproxy.com/6252
Your vote is important!

401(k) VOTING INSTRUCTION BALLOT
ABINGTON BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 19, 2010, 10:30 a.m., Eastern Daylight Time
The undersigned hereby instructs the Trustees of the Abington Bank 401(k) Plan to vote, as designated on the reverse side, all the shares of common stock of Abington Bancorp, Inc. allocated to my 401(k) Plan account as of April 2, 2010 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Wednesday, May 19, 2010, at 10:30 a.m., Eastern Daylight Time, or at any adjournment thereof.
ABINGTON BANK 401(k) PLAN
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
▼            FOLD AND DETACH HERE            ▼

ABINGTON BANCORP, INC. — ANNUAL MEETING, MAY 19, 2010
YOUR VOTE IS IMPORTANT!
Annual Meeting Materials are available online at: http://www.cfpproxy.com/6252
You can vote in one of three ways:
1.	Call toll free 1-866-246-8475 on a Touch Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/abbc and follow the instructions.
or
3.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

DRIVING DIRECTIONS

From Points South:	From Points North:

Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-6l1 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

Annual Meeting of Shareholders
May 19, 2010
VOTING INSTRUCTION CARD
ABINGTON BAN CORP, INC.
PLEASE MARK
VOTES AS
IN THIS EXAMPLE [X]
1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM:

FOR ☐	WITHHOLD ☐
Nominees for three-year term expiring in 2013:
(01) Jack J. Sandoski                      (02) G. Price Wilson, Jr.
Instruction: To withhold authority to vote for any nominee, mark “Withhold” and write that nominee’s name or number in the space provided below.
2. PROPOSAL TO RATIFY THE APPOINTMENT of ParenteBeard LLC as Abington Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends that you vote “FOR” all of the Board’s nominees and “FOR” the ratification of ParenteBeard LLC. Such votes are hereby solicited by Abington Bancorp’s Board of Directors.
Mark here if you plan to attend the meeting ☐
Mark here for address change and note change ☐

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for the ratification of ParenteBeard LLC.
Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Please be sure to date and sign this instruction card in the box below.	Date

Plan Participant sign above

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held
on May 19, 2010.
The proxy statement and our 2009 Annual Report are available on our website at www.abingtonbank.com under “Investor Relations.”

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲            FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL            ▲
VOTING INSTRUCTIONS
401(k) Participants have three ways to vote:
I.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.
Your telephone or Internet vote authorizes the Trustees of the 401(k) Plan to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 AM., May 12, 2010. If you are voting by mail, your vote must be received by May 12, 2010.

Vote by Telephone
Call Toll-Free on a Touch-Tone Phone
anytime prior to 3:00 a.m.,
May 12, 2010: 1-866-246-8475

Vote by Internet
anytime prior to 3:00 a.m.,
May 12, 2010 go to
https://www.proxyvotenow.com/abbc

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
OR BY MAIL, WILL BE THE VOTE COUNTED.
  ON-LINE ANNUAL MEETING MATERIALS:    http://www.cfpproxy.com/6252
Your vote is important!

ESOP VOTING INSTRUCTION BALLOT
ABINGTON BANCORP, INC.
ANNUAL MEETING OF SHAREHOLDERS
May 19, 2010, 10:30 a.m., Eastern Daylight Time
The undersigned hereby instructs the Trustees of the Abington Bank Employee Stock Ownership Plan (“ESOP”) to vote, as designated on the reverse side, all the shares of common stock of Abington Bancorp, Inc. allocated to my ESOP account as of April 2, 2010 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club, located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Wednesday, May 19, 2010, at 10:30 am., Eastern Daylight Time, oral any adjournment thereof.
ABINGTON BANK ESOP
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS VOTING INSTRUCTION CARD
PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR
VOTE VIA THE INTERNET OR BY TELEPHONE.
(Continued, and to be marked, dated and signed, on the other side)
▼            FOLD AND DETACH HERE            ▼

ABINGTON BANCORP, INC. — ANNUAL MEETING, MAY 19, 2010
YOUR VOTE IS IMPORTANT!
Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/6252
You can vote in one of three ways:
1.	Call toll free 1-866-246-8475 on a Touch Tone Phone. There is NO CHARGE to you for this call.
or
2.	Via the Internet at https://www.proxyvotenow.com/abbc and follow the instructions.
or
3.	Mark, sign and date your voting instruction card and return it promptly in the enclosed envelope.
PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS

DRIVING DIRECTIONS

From Points South:	From Points North:

Take 1-95 North	Take New Jersey Turnpike South
Take Exit 7, 1-476 N. toward Plymouth Meeting	Take Exit 6, 1-276 W/Pennsylvania Turnpike
Take Exit 20, 1-276 E/ Pennsylvania Turnpike, toward New Jersey	Take Exit 343, Pa-611 S/Easton Rd., toward
Take Exit 343, Pa-611 S/Easton Rd., toward Willow Grove/Abington	Willow Grove/Abington
Turn Right onto Easton Rd.
Turn Left onto W Moreland Rd./ Pa-63	Follow same directions as from points south.
Turn Right onto Edge Hill Rd./ Pa-63
Turn Left onto Country Club Dr. end at 2295 Country Club Dr.

Annual Meeting of Shareholders
May 19, 2010
VOTING INSTRUCTION CARD
ABINGTON BANCORP, INC.
PLEASE MARK
VOTES AS
IN THIS EXAMPLE [X]
1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM:

FOR ☐	WITHHOLD ☐
Nominees for three-year term expiring in 2013:
(01) Jack J. Sandoski                      (02) G. Price Wilson, Jr.
Instruction: To withhold authority to vote for any nominee, mark “Withhold” and write that nominee’s name or number in the space provided below.

2. PROPOSAL TO RATIFY THE APPOINTMENT of ParenteBeard LLC as Abington Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends that you Vote “FOR” all of the Board’s nominees and “FOR” the ratification of ParenteBeard LLC. Such votes are hereby solicited by Abington Bancorp’s Board of Directors.
Mark here if you plan to attend the meeting ☐
Mark here for address change and note change ☐

If you return this card properly signed but you do not otherwise specify, shares will be voted for the Board of Directors’ nominees for director and for the ratification of ParenteBeard LLC.
Please sign this voting instruction card exactly as your name appears on this card. When signing in a representative capacity, please give title. When shares are held jointly, only one holder need sign.

Please be sure to date and sign this instruction card in the box below.	Date

Plan Participant sign above

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held
on May 19, 2010.
The proxy statement and our 2009 Annual Report are available on our website at www.abingtonbank.com under “Investor Relations.”

***IF YOU WISH TO PROVIDE YOUR INSTRUCTIONS TO VOTE BY TELEPHONE OR INTERNET,
PLEASE READ THE INSTRUCTIONS BELOW***

▲         FOLD AND DETACH HERE IF YOU ARE VOTING BY MAIL         ▲
VOTING INSTRUCTIONS
ESOP Participants have three ways to vote:
1.	By Mail; or

2.	By Telephone (using a Touch-Tone Phone); or

3.	By Internet.
Your telephone or Internet vote authorizes the Trustees of the ESOP to vote your shares in the same manner as if you marked, signed, dated and returned your voting instruction card. Please note all votes cast via the telephone or Internet must be cast prior to 3:00 A.M., May 12, 2010. If you are voting by mail, your vote must be received by May 12, 2010.

Vote by Telephone
Call Toll-Free on a Touch-Tone Phone
anytime prior to 3:00 a.m.,
May 12, 2010: 1-866-246-8475

Vote by Internet
anytime prior to 3:00 a.m.,
May 12, 2010 go to
https://www.proxyvotenow.com/abbc

PLEASE NOTE THAT THE LAST VOTE RECEIVED, WHETHER BY TELEPHONE, INTERNET
OR BY MAIL, WILL BE THE VOTE COUNTED.
  ON-LINE ANNUAL MEETING MATERIALS:    http://www.cfpproxy.com/6252
Your vote is important!

April 16, 2010

To:	Participants in Abington Bank’s 401(k) Plan and/or Employee Stock Ownership Plan

Re:	Instructions for voting shares of Abington Bancorp, Inc.
As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Abington Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Bancorp allocated to your account(s) in the Abington Bank 401(k) Plan and/or Employee Stock Ownership Plan will be voted. You may receive one or two Voting Instruction Ballots depending on whether you have accounts in the Abington Bank ESOP and 401(k) Plan. Please vote all the ballots you receive.
Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the Plans by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided, to be received no later than Wednesday, May 12, 2010. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.
We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Bancorp. If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or Employee Stock Ownership Plan account(s) will generally not be voted. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.
Please note that the enclosed material relates only to those shares which have been allocated to you in your accounts under the 401(k) Plan and/or Employee Stock Ownership Plan. If you also own shares of Abington Bancorp common stock outside of these plans, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert W. White
Chairman, President and Chief Executive Officer

[X]	Please Mark Votes
As in This Example
2005 AMENDED AND RESTATED RECOGNITION AND RETENTION PLAN AND
2007 RECOGNITION AND RETENTION PLAN
VOTING INSTRUCTION BALLOT
ABINGTON BANCORP, INC.
The undersigned hereby instructs the Trustees of the 2005 Amended and Restated Recognition and Retention Plan and 2007 Recognition and Retention Plan of Abington Bancorp, Inc. to vote, as designated below, all the shares of common stock of Abington Bancorp, Inc. granted to the undersigned and held in the Recognition and Retention Plan Trusts as of April 2, 2010 at the Annual Meeting of Shareholders to be held at the Huntingdon Valley Country Club located at 2295 Country Club Drive, Huntingdon Valley, Pennsylvania, on Wednesday, May 19, 2010, at 10:30 a.m., Eastern Daylight Time, or at any adjournment thereof.
RRP
1. ELECTION OF DIRECTORS FOR THREE-YEAR TERM

☐ FOR	☐ WITHHOLD
Nominees for three-year term expiring in 2013: Jack J. Sandoski and G. Price Wilson, Jr.
Instruction: To withhold authority to vote for any individual nominee, mark “Withhold” and write that nominee’s name in the space provided below.

2. PROPOSAL TO RATIFY THE APPOINTMENT of ParenteBeard LLC as Abington Bancorp’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

☐ FOR	☐ AGAINST	☐ ABSTAIN
3. In their discretion, the Trustees are authorized to vote upon such other business as may properly come before the meeting.
The Board of Directors recommends that you vote “FOR” all of the nominees listed above and “FOR” the ratification of the appointment of ParenteBeard LLC.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders of Abington Bancorp, Inc. called for May 19, 2010, the accompanying proxy Statement and the Annual Report prior to the signing of this card.

Please be sure to date and sign this Card in the box below.	Date

Plan Participant sign above

▲            Detach above card, sign, date and mail in postage paid envelope provided.            ▲
ABINGTON BANCORP, INC.

PLEASE MARK, SIGN THIS CARD EXACTLY AS YOUR NAME APPEARS ON THIS CARD, DATE AND
RETURN RECOGNITION AND RETENTION PLAN VOTING INSTRUCTION BALLOT PROMPTLY.
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE CARD IN THE ENVELOPE PROVIDED.

April 16, 2010

To:	Participants in Abington Bancorp’s 2005 Amended and Restated Recognition and Retention Plan and 2007 Recognition and Retention Plan

Re:	Instructions for voting shares of Abington Bancorp, Inc.
As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Shareholders of Abington Bancorp, Inc. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Abington Bancorp granted to you and held in Abington Bancorp’s 2005 Amended and Restated Recognition and Retention Plan and 2007 Recognition and Retention Plan Trusts will be voted.
Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Shareholders and Voting Instruction Ballot. After you have reviewed the Proxy Statement, we urge you to vote your shares held in the Recognition and Retention Plan Trusts by marking, dating, signing and returning the enclosed Voting Instruction Ballot in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees.
We urge each of you to vote, as a means of participating in the governance of the affairs of Abington Bancorp. If your voting instructions are not received, the shares granted to you and held in the Recognition and Retention Plan Trusts will be voted by the Trustees in their sole discretion. While I hope that you will vote in the manner recommended by the Board of Directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.
Please note that the enclosed material relates only to those shares which have been granted to you and held in the Recognition and Retention Plan Trusts. If you also own shares of Abington Bancorp individually or through other plans, you should receive other voting material for those shares. Please return all your voting material so that all your shares may be voted.

Sincerely,

Robert W. White
Chairman, President and Chief Executive Officer